SALOMON BROTHERS HIGH INCOME FUND II INC


November 9, 1999


Dear Shareholders:


We are pleased to provide you with this semi-annual report for the Salomon Brothers High Income Fund II Inc. ("Fund") as of October 31, 1999. We hope you find this report to be useful and informative. Included are market commentary, a schedule of the Fund's investments as of October 31, 1999 and financial statements for the six-months ended October 31, 1999. The Fund distributed income dividends totalling $0.69 per share during this period. The table below shows the annualized distribution rate and the total return for the period covered by this report based on the Fund's October 31, 1999 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price:


             Price                 Annualized
           Per Share           Distribution Rate*          Total Return
        ---------------        ------------------          ------------
        $12.48 (NAV)                 11.06%                   (2.77)%
        $10.8125 (NYSE)              12.76%                   (9.30)%


U.S. HIGH-YIELD MARKET

The U.S. high-yield market declined 4.14% for the six-month period ended October 31, 1999, as measured by the Salomon Smith Barney High-Yield Market Index. While benefiting from a strong economy, the high-yield market suffered from the following:

     .    a backup in U.S. Treasuries due to concern about rising inflation;
     .    sustained mutual fund outflows;
     .    a heavy new-issue calendar;
     .    a reduction in broker/dealer liquidity;
     .    a volatile equity market; and
     . a rise in default rates, especially among marginal commodity producers.

The high-yield market experienced healthy momentum in April 1999, driven by mutual fund inflows, healthy economic data and mergers & acquisitions activity in telecommunications and cable & media. However, starting in May, stronger-than-expected economic growth in the U.S. raised inflation fears. These inflation fears caused the U.S. Federal Reserve Board ("Fed") to raise interest rates 50 basis points over the course of the last two fiscal quarters and contributed to increased volatility in the equity market, both of which adversely affected the high-yield market. Heightened credit concerns also developed as default rates increased, particularly in commodities issuers exposed to global pricing volatility and in more speculative telecommunications issuers whose access to alternative capital markets was limited.




----------------
* The distribution rate assumes a current monthly income dividend rate of $0.115 per share for twelve months and excludes any special dividends.

SALOMON BROTHERS HIGH INCOME FUND II INC


The aforementioned factors rattled individual investors, resulting in significant and prolonged mutual fund outflows, which at the end of October 1998 had occurred for nine consecutive weeks. Finally, tightening broker/dealer liquidity and a heavy new-issue calendar in May, June and early July 1999 further constrained liquidity in the high-yield market. As a result, as the period progressed, the high-yield market, driven by technical, credit and liquidity concerns, became increasingly selective in the new-issue and secondary market: (i) preferring larger, more liquid issues from higher-quality issuers
(ii) punishing underperformers delivering negative news; and (iii) demanding tighter covenant packages and higher yields from new issues, which effectively repriced the secondary market to lower levels.

On a more positive note, new-issue volume declined to relatively low levels in September and October, alleviating some of the pressure on the high-yield market, while funds have started to return to the market in November as the first week of positive mutual fund inflows in ten weeks was recorded early in the month.

For the period, the high-yield market's top performers included basic industries such as energy, metals/mining, containers and paper & forest products, driven by a sustained recovery in commodity prices; the less cyclical gaming and utilities sectors and cable & media and banking. The worst performers included health care, due to the industry's troubles with the recently imposed Medicare reimbursement system, textile/apparel, which is suffering from cheaper imports, consumer products and food/beverage on earnings concerns at selected credits and restaurants, retail and capital goods.

The Fund's performance was helped by overweightings in containers, metals/mining and gaming and underweightings in health care, textile/apparel and restaurants. The Fund's performance was adversely impacted by overweightings in consumer products, capital goods, food/beverage and retail and underweightings in energy, paper & forest products and utilities.

On October 31, 1999, the high-yield market was yielding 11.56%, up from 11.11% at the beginning of the fiscal year. The excess yield over Treasuries was 5.56%, down from 6.64% at fiscal 1998 year-end.

Going forward, we expect the high-yield market to suffer continued volatility through the end of the calendar year as the financial markets focus on inflation, interest rate, credit and Y2K concerns, and broker/dealers and investors withhold committing cash to the market. Early in the new calendar year, we expect that at least some of these issues will be settled, which should result in improved liquidity for the market.

EMERGING MARKET DEBT

Emerging markets debt returned 3.55% for the six months ended October 31, 1999 as measured by the JP Morgan Emerging Markets Bond Index Plus. The market performed well in an environment that included an aggressive interest rate policy by the Fed and the first default on a Brady bond by Ecuador. Market returns over the past six months were dominated by Russia, Bulgaria, Morocco and Brazil.

The Fed raised interest rates by 50 basis points during the past six months in response to the ongoing strength of the U.S. economy. The process of anticipating these two 25-basis-point increases influenced bond market investors worldwide and impacted emerging markets debt. The Fed emphasized its commitment to price stability and its governors made a number of public speeches outlining their concerns. This high-profile approach on the part of the Fed has increased the bond market's focus on the U.S. economy and the outlook for increases in rates.

SALOMON BROTHERS HIGH INCOME FUND II INC


Russia was the best-performing country in the Index over the past six months, returning 31.37%. The country continues to work with the IMF on an expanded financing package. Spokesmen for the IMF indicated pleasant surprise at the status of Russia's macroeconomic reforms. On the political front, Kremlin intrigue continues as the Duma elections in December and the presidential election in June 2000 approach. Prime Minister Stepashin was fired by President Yeltsin and replaced by Vladimir Putin, the fifth Russian prime minister in 17 months. These political issues will likely keep volatility in Russia high over the next few months. We have remained overweight in Russia during the past six months.

Bulgaria returned 14.85% during the past six months. The local economy continues to recover from the impact of the Kosovo crisis as regional trade has rebounded. In addition, the country enjoys the support of multilateral agencies and Western governments for its disciplined approach to dealing with its economic problems. We continue to hold an overweight position in Bulgaria.

Brazil's recovery from the effects of its January currency devaluation continues to be impressive. Brazil has exceeded the fiscal targets outlined in its IMF agreement for the first six months of 1999. In addition, unemployment and inflation levels have exceeded projections and underscore the progress Brazil is making in reforming its economy. Brazil continues to have an ambitious structural reform agenda, which includes changes to the taxation and social security schemes. Despite recent political noise, the working relationship between the administration and Congress remains intact and we expect further positive developments on these important initiatives in 2000. Brazil returned 5.61% in the six months ended October 31, 1999. We are market weight on Brazil on a spread duration basis. (Spread duration defines the sensitivity of a bond's price to a 1% move in its credit spread.)

King Hassan II of Morocco died after 38 years on the throne. He has been replaced by his eldest son, King Mohammed VI. We expect the policies that have made Morocco a steadily improving credit will be continued by the new king. In another important development in Morocco, a cellular telephone license has been awarded to Telefonica for a price of $1.1 billion and a commitment to spend an additional $700 million developing the network. The proceeds from this sale will be used to fund a variety of government initiatives in Morocco. Morocco has been a long-term overweight position in the portfolio. It returned 11.17% over the past six months.

In a development with potentially negative implications for all emerging markets, Ecuador defaulted on a $96 million coupon payment on its Brady bonds due on August 31, 1999. In addition, Ecuador also announced plans to restructure its $6 billion of Brady debt outstanding. Any restructuring is expected to take considerable time and involve a number of important parties including the Ecuadorian government and Congress, the IMF and international investors. It is too early to make a definite determination of value in Ecuador until a firm restructuring proposal is presented.

OUTLOOK

Our outlook for emerging markets debt is positive based upon the current spread level of 975 basis points over Treasuries. The economic rebound in Asia and the apparent bottoming of the recession in many Latin American countries points to an improving macroeconomic environment for emerging countries. We expect the market to remain volatile but believe that at current spread levels we are being well compensated for this price risk.

SALOMON BROTHERS HIGH INCOME FUND II INC

In a continuing effort to provide timely information concerning High Income Fund II Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your HIX stock account, please call PFPC Global Fund Services at 1-800-331-1710.

Thank you for your investment in the Salomon Brothers High Income Fund II Inc. We look forward to helping you pursue your investment goals in the years to come.


Sincerely,



/s/ Heath B. McLendon                             /s/ Peter J. Wilby

Heath B. McLendon                                 Peter J. Wilby
Chairman and President                            Executive Vice President




/s/ Beth A. Semmel

Beth A. Semmel
Executive Vice President

SALOMON BROTHERS HIGH INCOME FUND II INC


Schedule of Investments (unaudited)

October 31, 1999


    Face
   Amount                                 Security                                  Value
----------------------------------------------------------------------------------------------
Corporate Bonds -- 63.6%
Basic Industries -- 7.7%
$10,000,000  AEI Holding Co. Inc., 10.500% due 12/15/05(a)......................$    8,800,000
 10,000,000  Glencore Nickel Property Ltd., 9.000% due 12/1/14..................     8,562,500
  5,000,000  Huntsman Corp., 9.500% due 7/1/07(a)...............................     4,650,000
  7,500,000  Huntsman Packaging Corp., 9.125% due 10/1/07.......................     7,106,250
             Lyondell Chemicals Inc.:
  2,500,000    9.875% due 5/1/07................................................     2,475,000
  2,500,000    10.875% due 5/1/09...............................................     2,506,250
  5,500,000  Millar Western Forest Products, 9.875% due 5/15/08.................     5,390,000
  4,250,000  P&L Coal Holding Corp., 9.625% due 5/15/08.........................     4,069,375
  6,000,000  PCI Chemicals Canada Inc., 9.250% due 10/15/07.....................     4,462,500
  7,250,000  Philipp Brothers Chemicals Inc., 9.875% due 6/1/08.................     6,235,000
  6,000,000  Radnor Holdings Corp., 10.000% due 12/1/03.........................     6,105,000
  5,000,000  Republic Technologies International, 13.750% due 7/15/09(a)........     4,925,000
  5,000,000  ZSC Specialty Chemicals PLC, 11.000% due 7/1/09(a).................     5,037,500
                                                                                --------------

                                                                                    70,324,375
                                                                                --------------

Consumer Cyclicals -- 4.7%
  7,050,000  Archibald Candy Corp., 10.250% due 7/1/04..........................     6,909,000
  4,000,000  Cole National Group, Inc., 8.625% due 8/15/07......................     3,230,000
  5,000,000  Guitar Center Inc., 11.000% due 7/1/06.............................     5,181,250
  5,000,000  HMH Properties Inc., 7.875% due 8/1/08.............................     4,350,000
  3,500,000  Mattress Discount Co., 12.625% due 7/15/07(a)......................     3,290,000
  5,750,000  Metris Companies Inc., 10.125% due 7/15/06(a)......................     5,505,625
 10,000,000  Musicland Group Inc., 9.875% due 3/15/08...........................     8,450,000
  2,025,000  Pillowtex Corp., 9.000% due 12/15/07...............................       708,750
  5,000,000  Synthetic Industries Inc., 9.250% due 2/15/07......................     5,000,000
                                                                                --------------

                                                                                    42,624,625
                                                                                --------------

Consumer Non-Cyclicals -- 15.4%
 11,000,000  AKI Inc., 10.500% due 7/1/08.......................................    10,601,250
  5,000,000  ALARIS Medical Systems, Inc., 9.750% due 12/1/06...................     4,437,500
  2,250,000  American Safety Razor Co., 9.875% due 8/1/05.......................     2,261,250
 10,000,000  Ameriserve Food Distribution Inc., 10.125% due 7/15/07.............     5,000,000
  4,500,000  Anchor Advanced Products Inc., 11.750% due 4/1/04..................     4,410,000
  7,000,000  Aztar Corp., 8.875% due 5/15/07....................................     6,615,000
  7,250,000  The Derby Cycle Corp., 10.000% due 5/15/08.........................     4,422,500
  8,500,000  French Fragrances Inc., 10.375% due 5/15/07........................     7,650,000
 10,000,000  Home Interiors & Gifts Inc., 10.125% due 6/1/08....................     8,400,000
  7,750,000  Horseshoe Gaming LLC, 9.375% due 6/15/07...........................     7,711,250
----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

October 31, 1999


    Face
   Amount                                 Security                                  Value
----------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 15.4% (continued)
$ 6,000,000  Imperial Holly Corp., 9.750% due 12/15/07..........................$    5,625,000
 10,000,000  Iowa Select Farms L.P., 10.750% due 12/1/05 (a)....................     8,062,500
  5,815,000  Isle of Capri Casinos, 8.750% due 4/15/09..........................     5,262,575
  5,500,000  Majestic Star Casinos Inc., 10.875% due 7/1/06.....................     5,403,750
  4,500,000  Moll Industries Inc., 10.500% due 7/1/08...........................     3,015,000
  7,500,000  Polaroid Corp., 11.500% due 2/15/06................................     7,425,000
  4,000,000  Premier International Foods, 12.000% due 9/1/09 (a)................     4,030,000
 10,000,000  Pueblo Xtra International, Inc., 9.500% due 8/1/03.................     7,256,250
 11,500,000  Revlon Worldwide Corp., zero coupon bond due 3/15/01...............     2,645,000
 37,500,000  Sunbeam Corp., zero coupon bond due 3/25/18........................     5,671,875
             Sun International Hotels Ltd.:
  3,000,000  9.000% due 3/15/07.................................................     2,790,000
  4,500,000  8.625% due 12/15/07................................................     4,151,250
 10,000,000  Triarc Consumers Products Group, 10.250% due 2/15/09 (a)...........     9,425,000
  6,000,000  Windmere-Durable Holdings Inc., 10.000% due 7/31/08................     5,760,000
  3,000,000  Winsloew Furniture, Inc., 12.750% due 8/15/07 (a)..................     2,940,000
                                                                                --------------

                                                                                   140,971,950
                                                                                --------------

Energy -- 1.7%
  5,500,000  Canadian Forest Oil Ltd., 8.750% due 9/15/07.......................     5,252,500
 10,000,000  Continental Resources Corp., 10.250% due 8/1/08....................     8,275,000
  2,000,000  Pennzoil Co., 10.250% due 11/1/05..................................     2,222,500
                                                                                --------------

                                                                                    15,750,000
                                                                                --------------

Financial -- 3.0%
  2,000,000  Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/19........     1,784,140
  5,000,000  Avis Rent A Car, Inc., 11.000% due 5/1/09 (a)......................     5,187,500
             ContiFinancial Corp.:
  6,500,000  7.500% due 3/15/02.................................................     1,560,000
  6,000,000  8.375% due 8/15/03.................................................     1,440,000
  2,445,000  8.125% due 4/1/08..................................................       586,800
  8,000,000  Morgan Stanley Aircraft Finance, Series 1A, Class D1, 8.700%
               due 3/15/23......................................................     6,960,000
  7,500,000  Nationwide Credit Inc., 10.250% due 1/15/08........................     4,190,625
  5,500,000  Williams Scotsman Inc., 9.875% due 6/1/07..........................     5,252,500
                                                                                --------------

                                                                                    26,961,565
                                                                                --------------

Industrial - Manufacturing -- 8.6%
  2,500,000  Aqua Chemical Inc., 11.250% due 7/1/08.............................     1,621,875
  3,000,000  Blount Inc., 13,000% due 8/1/09 (a)................................     3,078,750
  8,800,000  Breed Technologies Inc., 9.250% due 4/15/08 (b)....................       352,000
----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

October 31, 1999


    Face
   Amount                                 Security                                  Value
----------------------------------------------------------------------------------------------
Industrial - Manufacturing -- 8.6% (continued)
$ 8,500,000  Communication Instruments, 10.000% due 9/15/04.....................$    7,097,500
             Doman Industries Inc.:
  2,000,000  8.750% due 3/15/04.................................................     1,635,000
  2,500,000  12.000% due 7/1/04.................................................     2,575,000
  3,000,000  Federal Mogal Inc., 7.500%, due 6/15/07............................     2,673,750
  7,000,000  Foamex L.P., 9.875% due 6/15/07....................................     6,160,000
  3,750,000  Hexcel Corp., 9.750% due 1/15/09...................................     3,131,250
  2,500,000  International Utility Structures Inc., 10.750% due 2/1/08..........     2,287,500
 14,475,000  Jordan Industries Inc., zero coupon until 4/1/02 (11.750%
               thereafter), due 4/1/09..........................................     9,300,188
 10,000,000  Key Plastics Inc., 10.250% due 3/15/07.............................     8,225,000
  8,000,000  Motors & Gears Inc., 10.750% due 11/15/06..........................     7,880,000
  6,000,000  Neenah Corp., 11.125% due 5/1/07...................................     5,625,000
  4,000,000  Oxford Automotive Inc., 10.125% due 6/15/07........................     3,670,000
  6,500,000  Safety-Kleen Corp., 9.250% due 5/15/09.............................     6,175,000
  7,500,000  Transdigm Inc., 10.375% due 12/1/08................................     6,787,500
                                                                                --------------

                                                                                    78,275,313
                                                                                --------------

Media - Telecommunications -- 17.5%
  2,136,263  Adelphia Communications Corp., 9.500% due 2/15/04 (c)..............     2,101,549
 10,000,000  Advanstar Communications Inc., 9.250% due 5/1/08...................     9,425,000
 10,500,000  Avalon Cable Holdings LLC, zero coupon until 12/1/03 (11.875%
               thereafter), due 12/1/08.........................................     6,851,250
  2,000,000  Call Net Enterprises Inc., zero coupon until 8/15/03 (8.940%
               thereafter), due 8/15/08.........................................     1,130,000
  2,000,000  Centennial Cellular, 10.750% due 12/15/08..........................     2,090,000
  4,750,000  Century Communications Corp., zero coupon bond due 1/15/08.........     2,060,313
 12,500,000  Charter Communications Holdings LLC, zero coupon until 4/1/04
               (9.920% thereafter), due 4/1/11..................................     7,468,750
  2,250,000  Citadel Broadcasting Co., 9.250% due 11/15/08......................     2,216,250
             Frontiervision Holdings:
  8,500,000  Series B, zero coupon until 9/15/01 (11.875% thereafter), due
               9/15/07..........................................................     7,267,500
  4,000,000  Zero coupon until 9/15/01 (11.875% thereafter), due 9/15/07........     3,420,000
  8,000,000  Granite Broadcasting Corp., 8.875% due 5/15/08.....................     7,680,000
 10,000,000  GST Telecommunications, Inc., zero coupon until 5/1/03 (10.500%
               thereafter), due 5/1/08..........................................     4,700,000
  7,500,000  Hollinger International Publishing, 9.250% due 2/1/06..............     7,368,750
  5,000,000  Intermedia Communications Inc., 8.600% due 6/1/08..................     4,425,000
 14,000,000  Lin Holdings Corp., zero coupon until 3/1/03 (10.000% thereafter),
               due 3/1/08.......................................................     9,065,000
             Nextel Communications, Inc.:
  7,500,000  9.750% due 8/15/04.................................................     7,631,250
  3,000,000  Zero coupon until 2/15/03 (9.950% thereafter), due 2/15/08.........     2,130,000
----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

October 31, 1999


    Face
   Amount                                 Security                                  Value
----------------------------------------------------------------------------------------------
Media - Telecommunications -- 17.5% (continued)
             NTL Inc.:
$ 5,000,000    Zero coupon until 2/1/01 (11.500% thereafter), due 2/1/06........$    4,375,000
 10,000,000    Zero coupon until 10/1/03 (12.375% thereafter), due 10/1/08......     6,750,000
  5,000,000  Orange PLC, 9.000% due 6/1/09 (a)..................................     5,175,000
  8,250,000  Price Communications Wireless, 9.125% due 12/15/06.................     8,332,500
  6,500,000  Rogers Communications, Inc., 8.875% due 7/15/07....................     6,597,500
 10,000,000  R.H. Donnelley Corp., 9.125% due 6/1/08............................     9,900,000
 10,000,000  Sun Media Corp., 9.500% due 2/15/07................................    10,000,000
             Telewest Communications PLC:
  2,500,000    9.625% due 10/1/06...............................................     2,550,000
  4,500,000    Zero coupon until 10/1/00 (11.000% thereafter), due 10/1/07......     4,095,000
  1,250,000    Zero coupon until 4/15/04 (9.250% thereafter), due 4/15/09 (a)...       771,875
  5,000,000  Transwestern Publishing Co., 9.625% due 11/15/07...................     4,837,500
 16,500,000  United International Holdings, zero coupon until 2/15/03 (10.750%
               thereafter), due 2/15/08.........................................     9,466,875
                                                                                --------------

                                                                                   159,881,862
                                                                                --------------

Services - Other -- 2.5%
  7,000,000  American Business Information, 9.500% due 6/15/08..................     5,985,000
  9,000,000  Marsulex Inc., 9.625% due 7/1/08...................................     8,752,500
             Pierce Leahy Corp.:
  2,250,000    11.125% due 7/15/06..............................................     2,385,000
  2,000,000    8.125% due 5/15/08...............................................     1,840,000
  5,000,000  Protection One Inc., 8.625% due 1/15/09 (a)........................     1,500,000
  3,000,000  Quantum Corp., 7.000% due 8/1/04...................................     2,430,000
                                                                                --------------

                                                                                    22,892,500
                                                                                --------------

Technology - Electronics -- 0.5%
  5,000,000  Amphenol Corp., 9.875% due 5/15/07.................................     5,012,500
                                                                                --------------

Transportation -- 2.0%
  5,000,000  Enterprises Shipholding Corp., Sr. Notes, 8.875% due 5/1/08........     3,000,000
  4,000,000  Holt Group Inc., 9.750% due 1/15/06................................     2,695,000
  2,500,000  Northwest Airlines Corp., 7.625% due 3/15/05.......................     2,281,250
  7,000,000  Stena Line, 10.625% due 6/1/08.....................................     4,891,250
  8,474,207  Viacao Aerea Rio-Grandense SA (Varig), 9.600% due 2/10/05..........     5,423,492
                                                                                --------------

                                                                                    18,290,992
                                                                                --------------


             Total Corporate Bonds (Cost -- $670,519,545).......................   580,985,682
                                                                                --------------



----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

October 31, 1999


    Face
   Amount                                 Security                                  Value
----------------------------------------------------------------------------------------------
Sovereign Bonds -- 32.8%
Argentina -- 6.8%
             Republic of Argentina:
$ 8,339,204   Bocon Pro 1, 2.857% due 4/1/07 (d)................................$    5,564,954
  2,244,000   FRB, 6.8125% due 3/31/05 (d)......................................     1,987,343
              Global Bond:
  3,000,000    8.750% due 7/10/02...............................................     2,601,000
    500,000    14.250% due 11/30/02 ............................................       475,000
  6,500,000    11.786% due 4/10/05 (d)..........................................     5,785,000
  6,380,000    11.750% due 2/12/07..............................................     5,542,625
 37,970,000    11.750% due 4/7/09...............................................    37,362,480
  3,270,000    11.375% due 1/30/17..............................................     3,139,200
                                                                                --------------

                                                                                    62,457,602
                                                                                --------------

Brazil -- 6.2%
             Federal Republic of Brazil:
 14,787,383   C Bond, 8.000% due 4/15/14 (c)....................................     9,907,548
  1,000,000   DCB, Series L, 7.000% due 4/15/12 (d).............................       654,375
  6,300,023   Exit, 6.000% due 9/15/13..........................................     3,843,014
 23,500,000   FLIRB, Series L, 5.000% due 4/15/09 (d)...........................    15,480,625
 16,088,000   Global Bond, 14.500% due 10/15/09.................................    16,683,256
  8,909,153   MYDFA, 6.8125% due 9/15/07 (d)....................................     6,464,660
  5,000,000   NMB, Series L, 7.000% due 4/15/09 (d).............................     3,689,865
                                                                                --------------

                                                                                    56,723,343
                                                                                --------------

Bulgaria -- 2.1%
 28,000,000  Republic of Bulgaria, FLIRB, Series A, 2.750% due 7/28/12 (d)......    18,900,000
                                                                                --------------

Colombia -- 1.8%
             Republic of Colombia:
  3,500,000   7.270% due 6/15/03 (a)............................................     3,115,000
  1,920,000   10.875% due 3/9/04................................................     1,929,600
 12,160,000   12.471% due 8/13/05 (d)...........................................    11,430,400
                                                                                --------------

                                                                                    16,475,000
                                                                                --------------

Croatia -- 1.5%
             Croatia Government:
10,250,000    Series A, 6.456% due 7/31/10 (d)..................................     8,392,188
6,490,806     Series B, 6.456% due 7/31/06 (d)..................................     5,573,980
                                                                                --------------

                                                                                    13,966,168
                                                                                --------------



----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

October 31, 1999


    Face
   Amount                                 Security                                  Value
----------------------------------------------------------------------------------------------
Ecuador -- 0.6%
$16,000,000  Republic of Ecuador, Par Bond, 4.000% due 2/28/25 (b)(d)...........$    5,260,000
                                                                                --------------

Ivory Coast -- 0.8%
             Republic of Ivory Coast:
  7,000,000    FLIRB, 2.000% due 3/29/18 (d)....................................     1,750,000
 17,324,999    PDI Bond, 2.000% due 3/29/18 (d).................................     5,284,125
                                                                                --------------

                                                                                     7,034,125
                                                                                --------------

Mexico -- 2.4%
             United Mexican States, Global Bond:
 18,200,000    11.375% due 9/15/16..............................................    19,314,750
  2,000,000    11.500% due 5/15/26..............................................     2,240,000
                                                                                --------------

                                                                                    21,554,750
                                                                                --------------

Peru -- 1.5%
             Republic of Peru:
  6,175,000    FLIRB, 3.750% due 3/7/17 (d).....................................     3,407,828
 17,000,000    PDI, 4.500% due 3/7/17 (d).......................................    10,731,250
                                                                                --------------

                                                                                    14,139,078
                                                                                --------------

Russia -- 3.6%
             Russia:
 30,440,000    Federation, 11.750% due 6/10/03..................................    18,644,500
  1,275,000    Federation, 11.750% due 6/10/03 (a)..............................       780,937
 24,000,000    Ministry of Finance, Global Bond, 12.750% due 6/24/28............    13,290,000
                                                                                --------------

                                                                                    32,715,437
                                                                                --------------

Venezuela -- 5.5%
             Republic of Venezuela:
  5,059,505    DCB, 6.3125% due 12/18/07 (d)....................................     4,063,415
 30,892,610    FLIRB, Series A, 6.875% due 3/31/07 (d)..........................    24,646,510
  6,071,380    FLIRB, Series B, 6.875% due 3/31/07 (d)..........................     4,843,823
 15,025,000    Global Bond, 13.625% due 8/15/18.................................    13,635,188
  5,350,000    Global Bond, 9.250% due 9/15/27..................................     3,612,588
                                                                                --------------

                                                                                    50,801,524
                                                                                --------------


             Total Sovereign Bonds (Cost -- $303,834,348).......................   300,027,027
                                                                                --------------



----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

October 31, 1999


    Face
   Amount                                 Security                                  Value
----------------------------------------------------------------------------------------------
Loan Participations(d)(e) -- 3.1%
$10,601,095  Kingdom of Morocco, Tranche A, 5.90625% due 1/1/09 (J.P. Morgan
               Securities)......................................................$    9,222,950
 18,997,873  The People's Democratic Republic of Algeria, Tranche 1, 6.8125%
               due 9/4/06 (Chase Manhattan Bank)................................    14,010,930
  5,000,000  The People's Democratic Republic of Algeria, Tranche 3, 6.8125%
               due 3/4/10 (Chase Manhattan Bank)................................     3,450,000
  1,300,000  The People's Democratic Republic of Algeria, Tranche A, 7.500%
               due 3/4/00 (Chase Manhattan Bank)................................     1,283,750
                                                                                --------------

             Total Loan Participations (Cost -- $27,773,017)....................    27,967,630
                                                                                --------------


   Shares                                 Security                                  Value
----------------------------------------------------------------------------------------------

Preferred Stock(f) -- 0.0%
             TCR Holding:
     17,552    Class B..........................................................           175
      9,654    Class C..........................................................            97
     25,451    Class D..........................................................           255
     52,657    Class E..........................................................           527
                                                                                --------------

             Total Preferred Stock (Cost -- $6,260).............................         1,054
                                                                                --------------


Warrants(f) -- 0.4%
     28,550  Republic of Argentina, expire on 12/3/99...........................        64,238
     52,300  United Mexican States, expire on 2/18/00...........................     3,634,850
                                                                                --------------

             Total Warrants (Cost -- $2,828,031)................................     3,699,088
                                                                                --------------






----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

October 31, 1999


  Contracts                               Security                                  Value
----------------------------------------------------------------------------------------------
Purchased Options(f) -- 0.0%
  1,103,500  Hong Kong Dollar Put, expire on 1/20/00, exercise at $7.8025 (Cost
               -- $1,101,925)...................................................$       41,822
                                                                                --------------

    Face
   Amount                                 Security                                  Value
----------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.1%
$ 1,074,000  State Street Bank & Trust, 5.180% due 11/1/99; Proceeds at
               maturity -- $1,074,464; (Fully collateralized by U.S.
               Treasury Bonds, 12.000% due 8/15/13; Market value -- $1,096,125)
               (Cost -- $1,074,000).............................................     1,074,000
                                                                                --------------

             Total Investments -- 100% (Cost -- $1,007,137,126*)................$  913,796,303
                                                                                ==============

-------------
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)  Security is currently in default.
(c) Payment-in-kind security for which part of the income earned may be paid in the form of additional principal.
(d) Rate shown reflects the current rate on variable rate or step coupon rate instruments.
(e) Participation interests were acquired through the financial institutions indicated parenthetically.
(f)  Non-income producing security.
*    Aggregate cost for Federal income tax purposes is substantially the same.


     Abbreviations used in schedule:
     -------------------------------
     DCB   -- Debt Conversion Bond.
     FLIRB -- Front Loaded Interest Reduction Bond
     FRB   -- Floating Rate Bond
     NMB   -- New Money Bond
     PDI   -- Past Due Interest





--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

Statement of Assets and Liabilities (unaudited)

October 31, 1999


ASSETS:
     Investments, at value (Cost -- $1,007,137,126).............................$  913,796,303
     Cash.......................................................................           898
     Interest receivable........................................................    23,741,316
     Receivable for securities sold.............................................     3,342,983
     Prepaid expenses...........................................................        29,064
                                                                                --------------
     Total Assets...............................................................   940,910,564
                                                                                --------------

LIABILITIES:
     Bank Loan (Note 8).........................................................   105,000,000
     Payable for securities purchased...........................................       759,383
     Management fees payable....................................................       740,754
     Loan interest payable......................................................       654,379
     Dividends payable..........................................................       528,416
     Administration fees payable................................................        74,075
     Accrued organizational expenses............................................        29,700
     Accrued expenses...........................................................       415,334
                                                                                --------------
     Total Liabilities..........................................................   108,202,041
                                                                                --------------
     Total Net Assets...........................................................$  832,708,523
                                                                                ==============

NET ASSETS:
     Common Stock ($0.001 par value, 100,000,000 shares authorized; 66,741,739
       shares outstanding)......................................................$       66,742
     Additional paid-in capital.................................................   997,889,143
     Undistributed net investment income........................................     2,082,031
     Accumulated net realized loss on investments...............................   (73,988,570)
     Net unrealized depreciation on investments.................................   (93,340,823)
                                                                                --------------

     Total Net Assets...........................................................$  832,708,523
                                                                                ==============
Net Asset Value Per Share ($832,708,523 / 66,741,739 shares)....................        $12.48
                                                                                        ======





----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

Statement of Operations (unaudited)

For the Six Months Ended October 31, 1999


INCOME:
     Interest................................................................   $   56,289,057
                                                                                --------------

EXPENSES:
     Management fees (Note 2)................................................        4,810,277
     Interest expense (Note 8)...............................................        3,049,532
     Administration fees.....................................................          481,028
     Shareholder reporting...................................................          138,120
     Amortization of deferred organization costs.............................           69,305
     Legal fees..............................................................           57,587
     Audit fees..............................................................           27,922
     Directors' fees.........................................................           17,951
     Other...................................................................          198,515
                                                                                --------------
     Total Expenses..........................................................        8,850,237
                                                                                --------------
Net Investment Income........................................................       47,438,820
                                                                                --------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions (excluding short-term securities):
       Proceeds from sales...................................................      321,998,407
       Cost of securities sold...............................................      347,585,346
                                                                                --------------
     Net Realized Loss on Investments........................................      (25,586,939)
                                                                                --------------
     Change in Net Unrealized Depreciation on Investments:
       Beginning of period...................................................      (46,456,810)
       End of period.........................................................      (93,340,823)
                                                                                --------------
     Increase in Net Unrealized Depreciation.................................      (46,884,013)
                                                                                --------------
Net Loss on Investments......................................................      (72,470,952)
                                                                                --------------
Decrease in Net Assets from Operations.......................................   $  (25,032,132)
                                                                                ==============

--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

Statement of Changes in Net Assets

For the Six Months Ended October 31, 1999 (unaudited) and the Period Ended April 30, 1999(a)


                                                                                  October 31      April 30
                                                                                -------------- --------------
OPERATIONS:
     Net investment income...................................................   $   47,438,820 $   81,546,933
     Net realized loss.......................................................      (25,586,939)   (48,401,631)
     Increase in net unrealized depreciation.................................      (46,884,013)   (46,456,810)
                                                                                -------------- --------------
     Decrease in Net Assets From Operations..................................      (25,032,132)   (13,311,508)
                                                                                -------------- --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income...................................................      (46,051,800)   (80,851,922)
                                                                                -------------- --------------
     Decrease in Net Assets From Distributions to Shareholders...............      (46,051,800)   (80,851,922)
                                                                                -------------- --------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from initial offering (65,670,000 shares issued, net of
       $1,545,000 offering costs)............................................               --    983,505,000
     Proceeds from shares issued on reinvestment of dividends
       (1,065,072 shares issued).............................................               --     14,350,880
                                                                                -------------- --------------
     Increase in Net Assets From Capital Share Transactions..................               --    997,855,880
                                                                                -------------- --------------
Increase (Decrease) in Net Assets............................................      (71,083,932)   903,692,450

NET ASSETS:
     Beginning of period.....................................................      903,792,455        100,005
                                                                                -------------- --------------
     End of period*..........................................................   $  832,708,523 $  903,792,455
                                                                                ============== ==============
*Includes undistributed net investment income of:............................   $    2,082,031 $      695,011
                                                                                ============== ==============

---------------
(a) For the period from May 28, 1998 (commencement of operations) to April 30, 1999.





--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

Statement of Cash Flows (unaudited)

For the Six Months Ended October 31, 1999


CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
     Purchases of long-term portfolio investments.............................  $ (333,186,452)
     Proceeds from disposition of long-term portfolio investments and
       principle paydowns.....................................................     333,963,153
     Net sale of short-term portfolio investments.............................      11,044,000
                                                                                --------------
                                                                                    11,820,701
     Net investment income....................................................      47,438,820
     Capitalized income on payment-in-kind securities.........................        (557,530)
     Amortization of net premium/discount on investments......................     (11,902,875)
     Net change to receivables/payables related to operations.................        (746,572)
                                                                                --------------
     Net Cash Flows Provided by Operating Activities..........................      46,052,544

CASH FLOWS USED BY FINANCING ACTIVITIES:
     Cash dividends paid......................................................     (46,051,800)
                                                                                --------------

Net Increase in Cash..........................................................             744
Cash, Beginning of Period.....................................................             154
                                                                                --------------
Cash, End of Period...........................................................  $          898
                                                                                ==============








--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

Notes to Financial Statements (unaudited)


Note 1. Significant Accounting Policies

Salomon Brothers High Income Fund II Inc ("Fund") was incorporated in Maryland and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with Generally Accepted Accounting Principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income

SALOMON BROTHERS HIGH INCOME FUND II INC and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

(e) DEFERRED ORGANIZATION COSTS. Organization costs amounting to $85,000 were incurred in connection with the organization of the Fund. These costs have been deferred and were being amortized ratably over a five-year period from commencement of operations in May 1998. However, in accordance with the AICPA Statement of Position No. 98-5, "Reporting on the Costs of Start-up Activities", the Fund has expensed the unamortized amount of this asset on the first day of its second fiscal year. As of October 31, 1999, all deferred organization costs have been expensed.

(f) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note 2. Management Fee and Other Transactions

Salomon Brothers Asset Management Inc, a wholly-owned subsidiary of Salomon Smith Barney Holdings ("SSBH"), acts as investment manager ("Investment Manager") to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell or hold particular securities of the Fund. The management fee for these services is payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., another subsidiary of SSBH, acts as the Fund's administrator ("Administrator") for which the Fund pays a monthly fee at an annual rate of 0.10% of the value of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. The administrator performs certain administrative services necessary for the operation of the Fund.

During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Investment Manager and Administrator as a percentage of the Fund's assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund's assets, including those investments purchased with leverage.

At October 31, 1999, the Investment Manager and Salomon Smith Barney Inc. owned 6,667 and 6,519 shares, respectively of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager.

SALOMON BROTHERS HIGH INCOME FUND II INC

Note 3. Portfolio Activity

During the six months ended October 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


     Purchases...........................................  $ 321,523,910
                                                           =============
     Sales...............................................  $ 321,998,407
                                                           =============

At October 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

     Gross unrealized appreciation.......................  $  14,969,753
     Gross unrealized depreciation.......................   (108,310,576)
                                                           -------------
     Net unrealized depreciation.........................  $ (93,340,823)
                                                           =============


Note 4. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At October 31, 1999, the Fund held loan participations with a total cost of $27,773,017.

Note 5. Credit Risk

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

SALOMON BROTHERS HIGH INCOME FUND II INC

Note 6. Dividends Subsequent to October 31, 1999

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.115 per share for the months of November and December 1999, payable on November 26 and December 23, 1999 to shareholders of record on November 16 and December 14, 1999, respectively.

Note 7. Capital Loss Carryforward

At April 30, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $32,298,000, available to offset future capital gains through April 30, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

Note 8. Bank Loan

The Fund has outstanding a $105,000,000 loan pursuant to a credit agreement with Chase Manhattan Bank. The current interest rate on the loan is 6.06375% and the maturity date is December 22, 1999.

SALOMON BROTHERS HIGH INCOME FUND II INC

Financial Highlights


Data for a share of capital stock outstanding throughout the year ended April 30, except where noted:


                                                                                   1999(1)    1999(2)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period............................................  $  13.54   $  15.00
                                                                                  --------   --------
Income (Loss) From Operations:
     Net investment income......................................................      0.71       1.23
     Net realized and unrealized loss...........................................     (1.08)     (1.45)
                                                                                  --------   --------
Total Loss From Operations......................................................     (0.37)     (0.22)
                                                                                  --------   --------
Offering Costs on Issuance of Common Stock......................................        --      (0.02)
                                                                                  --------   --------
Less Distributions From:
     Net investment income......................................................     (0.69)     (1.22)
                                                                                  --------   --------
Net Asset Value, End of Period..................................................  $  12.48   $  13.54
                                                                                  ========   ========
Per Share Market Value, End of Period...........................................  $10.8125   $ 12.625
                                                                                  ========   ========
Total Return, Based on Market Price Per Share(3)++..............................     (9.30)%    (7.57)%
Ratios to Average Net Assets+:
     Total expenses, including interest expense.................................      2.06%      1.54%
     Total expenses, excluding interest expense (operating expenses)............      1.35%      1.24%
     Net investment income......................................................     11.07%      9.84%
Bank Loans Outstanding, End of Period (000s)....................................  $105,000   $105,000
Weighted Average Interest Rate on Bank Loans....................................      5.75%      5.72%
Net Assets, End of Period (000s)................................................  $832,709   $903,792
Portfolio Turnover Rate.........................................................        34%        66%
--------------------------------------------------------------------------------------------------------

(1)  For the six months ended October 31, 1999 (unaudited).
(2) For the period May 28, 1998 (commencement of operations) through April 30, 1999.
(3) For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

SALOMON BROTHERS HIGH INCOME FUND II INC

Selected Quarterly Financial Information (unaudited)


Summary of quarterly results of operations:


                                                                Net Realized &
                                           Net Investment         Unrealized
                                               Income             Gain (Loss)
                                         ------------------  -------------------
Quarters Ended(1)                         Total   Per Share    Total   Per Share
--------------------------------------------------------------------------------
July 31, 1998(2).......................  $11,896    $0.18     $(9,730)  $(0.15)
October 31, 1998.......................   22,489     0.34    (138,586)   (2.10)
January 31, 1999.......................   23,108     0.35      32,169     0.48
April 30, 1999.........................   24,054     0.36      21,289     0.32
July 31, 1999..........................   22,833     0.34     (44,121)   (0.66)
October 31, 1999.......................   24,606     0.37     (28,350)   (0.42)


-----------
(1) Totals expressed in thousands of dollars except per share amounts.
(2) For the period May 28, 1998 (commencement of investment operations) through July 31, 1998.



Other Information (unaudited)


Year 2000. The investment management services provided to the Fund by the Investment Manager depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on the Investment Manager's provision of investment management services, including handling of securities trades, pricing and account services. The Investment Manager has advised the Fund that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking its systems will be year 2000 compliant before such date. In addition, the Investment Manager has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Investment Manager or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.

SALOMON BROTHERS HIGH INCOME FUND II INC

Dividend Reinvestment Plan (unaudited)


Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock ("Shares") of Salomon Brothers High Income Fund II Inc ("Fund") will be deemed to have elected to be a participant in the Dividend Reinvestment Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of PFPC Global Fund Services, formerly known as First Data Investor Services Group, Inc. as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

SALOMON BROTHERS HIGH INCOME FUND II INC

If (i) the Agent has not invested the full dividend amount in open market purchases by the date specified at the bottom of the prior page as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified at the bottom of the prior page or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's

SALOMON BROTHERS HIGH INCOME FUND II INC proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing or by calling 1-800-331-1710. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice

SALOMON BROTHERS HIGH INCOME FUND II INC to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at P.O. Box 8030, Boston, Massachusetts 02266-8030.


Additional Shareholder Information (unaudited)


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

SALOMON BROTHERS HIGH INCOME FUND II INC

Directors


CHARLES F. BARBER
   Consultant; formerly Chairman,
   ASARCO Inc.

DANIEL P. CRONIN
   Vice President -- General Counsel,
   Pfizer International Inc

HEATH B. MCLENDON
   Managing Director, Salomon Smith Barney Inc.;
   President and Director, SSB Citi Fund
   Management LLC and Travelers Investment
   Advisors, Inc.

RIORDAN ROETT
   Professor and Director,
   Latin American Studies Program,
   Paul H. Nitze School of Advanced
   International Studies,
   Johns Hopkins University

JESWALD W. SALACUSE
   Henry J. Braker Professor of
   Commercial Law, and formerly Dean,
   The Fletcher School of Law & Diplomacy
   Tufts University


Officers

HEATH B. MCLENDON
   Chairman and President
LEWIS E. DAIDONE
   Executive Vice President and Treasurer
MAUREEN O'CALLAGHAN
   Executive Vice President
JAMES E. CRAIGE
   Executive Vice President
THOMAS K. FLANAGAN
   Executive Vice President
BETH A. SEMMEL
   Executive Vice President
PETER J. WILBY
   Executive Vice President
ANTHONY PACE
   Controller
CHRISTINA T. SYDOR
   Secretary


Salomon Brothers High Income Fund II Inc


   7 World Trade Center
   New York, New York 10048
   Telephone 1-888-777-0102

INVESTMENT MANAGER
   Salomon Brothers Asset Management Inc
   7 World Trade Center
   New York, New York 10048

CUSTODIAN
   PNC Bank, N.A.
   17th and Chestnut Streets
   Philadelphia, PA 19103

DIVIDEND DISBURSING AND TRANSFER AGENT
   PFPC Global Fund Services
   P.O. Box 8030
   Boston, MA 02266-8030

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   1177 Avenue of the Americas
   New York, New York 10036

LEGAL COUNSEL
   Simpson Thacher & Bartlett
   425 Lexington Avenue
   New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
   HIX

                      Salomon Brothers
                      High Income Fund II Inc

                      Semi-Annual Report
                      October 31, 1999

                      Salomon Brothers Asset Management

                                                       -----------------
PFPC Global Fund Services                                  BULK RATE
P.O. Box 8030                                            U.S. POSTAGE
Boston, MA 02266-8030                                        PAID
                                                       STATEN ISLAND, NY
                                                        PERMIT No. 169
                                                       -----------------

                                                                   HIXSEMI 10/99